SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                  F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 23, 1995


                  The CIT Group Securitization Corporation II


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             (Exact name of registrant as specified in its charter)


                                    Delaware



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                 (State or other jurisdiction of incorporation)


        33-85224                                       22-3328188

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(Commission File Number)                      (IRS Employer Identification No.)


                                 650 CIT Drive
                          Livingston, New Jersey 07039



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             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (201) 740-5000


                                      N/A

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         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets.

     On February 23, 1995 The CIT Group Securitization Corporation II (the "Company") issued its Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (collectively, the "Offered Certificates") and Class R Certificates, such Series representing interests in a pool of manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts"). The Offered Certificates were offered pursuant to Company's prospectus dated February 10, 1995 as supplemented by the prospectus supplement dated February 15, 1995 (collectively referred to herein as the "Prospectus").

     The Class A-1 Certificates evidence an initial (approximate) 32.84% ownership interest in the Trust. The Class A-2 Certificates evidence an initial (approximate) 22.86% ownership interest in the Trust. The Class A-3 Certificates evidence an initial (approximate) 27.80% ownership interest in the Trust. The Class A-4 Certificates evidence an initial (approximate) 8.00% ownership interest in the Trust. The Class A- 5 Certificates evidence an initial (approximate) 8.50% ownership interest in the Trust. The Class R Certificates evidence a 100% interest in the residual of the Trust.

     The Class A-4, Class A-5 and Class R Certificates are subordinated to the rights of the Class A-1, Class A-2 and Class A-3 Certificates to the extent described in the Prospectus. The Class A-5 Certificates have the benefit of a Limited Guarantee provided by The CIT Group Holdings, Inc. as described in the Prospectus. The Class R Certificates represent the right to receive certain residual cashflows.

     The Trust consists of the Contracts and certain other property described in the Prospectus, including, without limitation, $39,433,297 which was deposited with the Trustee in a Pre-Funding Account. Amounts on deposit in the Pre-Funding Account will be used to purchase additional manufactured housing installment sales contracts and installment loan agreements which will also be Trust property, as described in the Prospectus.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement annexed hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement").

     All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. ("CITSF") pursuant to the terms of a Sale and Purchase Agreement between the Company and CITSF dated as of February 1, 1995.



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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No. Description

         1 Underwriting Agreement between The CIT Group Securitization Corporation II and CS First Boston Corporation on behalf of itself and as representative of the several underwriters dated February 15, 1995.

         4.1 Pooling and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and The Chase Manhattan Bank (National Association), as trustee, dated as of February 1, 1995.

         4.2 Limited Guarantee, dated as of February 1, 1995, made by The CIT Group Holdings, Inc. in favor of The Chase Manhattan Bank (National Association), not in its individual capacity but solely as Trustee.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE CIT GROUP SECURITIZATION
                                             CORPORATION II


                                           By:/s/   Joseph M. Leone
                                              --------------------------------
                                              Name: Joseph M. Leone
                                              Title:Executive Vice President


Dated: March 7, 1995



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